ATLANTIC WHITEHALL FUNDS TRUST
Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Equity Income Fund
Supplement dated June 24, 2009 to the
Prospectuses and Statement of Additional Information dated April 1, 2009
This Supplement updates the information in, and should be read in conjunction with, the Institutional Share Class Prospectus, Distributor Share Class Prospectus, and the Statement of Additional Information, each dated April 1, 2009, as supplemented on May 5, 2009.
The purpose of this Supplement is to provide you with additional information regarding the proposed reorganizations of the Atlantic Whitehall Growth Fund (“Growth Fund”), Atlantic Whitehall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) and Atlantic Whitehall Equity Income Fund (“Equity Income Fund”) (collectively, the “Target Funds”) into corresponding mutual funds (each, an “Acquiring Fund”) sponsored and advised by Invesco Aim Advisors, Inc.
At a meeting held on June 17, 2009, each Acquiring Fund’s Board of Trustees unanimously approved a proposal to reorganize the Target Funds into corresponding Acquiring Funds pursuant to an Agreement and Plan of Reorganization with respect to each Target Fund (each, an “Agreement”), as set forth below (each, a “Reorganization”):

Target Fund	Acquiring Fund

Growth Fund	AIM Equity Funds — AIM Large Cap Growth Fund
Mid-Cap Growth Fund	AIM Growth Series — AIM Mid Cap Core Equity Fund
Equity Income Fund	AIM Equity Funds — AIM Disciplined Equity Fund
Each Target Fund’s Board approved the Reorganization and related Agreement on April 29, 2009. Each Target Fund’s Agreement is subject to approval by the Target Fund’s shareholders.
A special meeting (the “Meeting”) of the shareholders of each Target Fund is expected to be held on September 14, 2009, for the purpose of approving each Target Fund’s Agreement. The Trust will send proxy materials containing detailed information regarding each proposed Reorganization to all shareholders eligible to vote on the proposed Reorganizations in advance of the Meeting.
This supplement should be retained with your Prospectus(es) for future reference.